UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2024

The Simply Good Foods Company

(Exact name of registrant as specified in its charter)

Delaware	001-38115	82-1038121
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1225 17th Street, Suite 1000
Denver, CO 80202
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 633-2840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMPL	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed solely to correct a typographical error in a date appearing in Item 5.03 and on the signature page to the Current Report on Form 8-K filed by registrant on January 23, 2024 (the “Original Report”). Except as amended by this Amendment, all information set forth in the Original Report and corresponding exhibit remains unchanged.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 18, 2024, The Simply Good Foods Company (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) in virtual format only, via the internet, with no physical in-person meeting. On January 23, 2024, the Company filed a Fourth Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware to effect the amendments approved by the Company’s stockholders at the Annual Meeting. A summary of the material terms of the amendments included in the Restated Certificate are set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on December 7, 2023 (the “Proxy Statement”). The summary of the amendments included in the Restated Certificate set forth in the Proxy Statement are qualified in their entirety by reference to the full text of the Restated Certificate, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 18, 2024, at the Annual Meeting, stockholders present in person, including by means of remote communication, or represented by proxy voted on the matters described below. The final voting results of the matters submitted to a vote of the stockholders were as follows:

Proposal 1. Election of 12 director nominees to serve until the 2025 annual meeting of stockholders and thereafter until their successors are duly elected and qualified:

	For	Withheld	Non-votes
Clayton C. Daley, Jr.	93,252,381	883,570	1,175,177
Nomi P. Ghez	86,073,631	8,062,320	1,175,177
Michelle P. Goolsby	90,858,788	3,277,163	1,175,177
James M. Kilts	88,771,940	5,364,011	1,175,177
Robert G. Montgomery	93,482,095	653,856	1,175,177
Brian K. Ratzan	93,483,701	652,250	1,175,177
David W. Ritterbush	93,504,158	631,793	1,175,177
Joseph E. Scalzo	92,662,001	1,473,950	1,175,177
Joseph J. Schena	93,505,653	630,298	1,175,177
Geoff E. Tanner	93,569,529	566,422	1,175,177
David J. West	93,481,695	654,256	1,175,177
James D. White	87,583,505	6,552,446	1,175,177

Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024:

For	Against	Abstain	Non-votes
95,287,715	10,567	12,846	0

Proposal 3. The approval of the adoption of the Fourth Amended and Restated Certificate of Incorporation of The Simply Good Foods Company in the form attached as Annex II to the Proxy Statement.

For	Against	Abstain	Non-votes
83,737,113	10,363,208	35,630	1,175,177

Proposal 4. The advisory vote to approve the compensation of the Company’s named executive officers:

For	Against	Abstain	Non-votes
92,321,485	1,797,600	16,866	1,175,177

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Fourth Amended and Restated Certificate of Incorporation of The Simply Good Foods Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 24, 2024	By:	/s/ Shaun P. Mara
		Name:	Shaun P. Mara
		Title:	Chief Financial Officer
(Principal Financial Officer)

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